EXHIBIT 99.31

consolidated analytics, inc. (“Consolidated analytics”) due diligence executive summary

EXECUTIVE SUMMARY
Third Party Due Diligence Review

Overview

Consolidated Analytics, Inc (“Consolidated Analytics”), a third-party due diligence provider, performed certain due diligence services (“Review”) as described below on mortgage loans acquired by VMC Asset Pooler, LLC, through a bulk purchase. The review population included a total of 154 mortgage loans in connection with the securitization identified as VERUS 2026-INV1. The reviews were conducted from October 2024 through June 2026 on mortgage loans originated between October 2024 and May 2026.

The Review was conducted consistent with the criteria for the nationally recognized statistical rating organizations, NRSRO(s), S&P Global Ratings (“S&P”) and DBRS, Inc. (“DBRS”).

Scope of Review

Credit Review

Consolidated Analytics performed a “Credit Review” to verify compliance with guidelines in effect at the time of loan origination, or other guidelines provided by Client prior to review, and ensure the characteristics used by the underwriter are supported by the file documentation; and determine whether any loans outside of those guidelines contain legitimate and approved exceptions with compensating factors.

The Credit Review attempted to confirm the following:

(a)	Credit Documentation: A review of the documentation underlying the credit decision was performed to determine sufficiency for consideration in the Credit Review. The Credit Documentation review consisted of the following:

o	Loan Application: Complete loan application is present in the loan file for all borrowers/guarantors;

o	Credit Report: Credit Report in file for all borrowers and meets guideline seasoning requirements and contains clearance by The Office of Foreign Assets Control;

o	Income Documentation / Lease Agreements: Confirmation of the presence of income documentation in the loan file when required by lender or Client specified underwriting guidelines. For rental properties where existing leases are required to be verified, verify their presence and sufficiency for purpose based on underwriting guideline standards;

o	Asset Documentation: Confirmation of presence of asset documentation requirements relative to loan type and guideline requirements for verification of closing funds and reserves;

o	Borrower/Guarantor Identification: Verify that the file contains a copy of a government issued identification verification for each borrower (i.e. driver’s license, state identification, passport);

o	Insurance Certificate: Verify that the loan file contains a copy of the hazard insurance certificate for the subject property and that flood insurance is also documented when required;

o	Property Valuation: Confirm the presence of a complete appraisal report and supporting secondary independent estimate of value;

o	Commercial Borrower Organizing Documentation: Confirm the presence of an Operating Agreement, Bylaws, related amendments and filings or other organizing and operating documentation relative to the commercial borrower entity;

o	Articles of Incorporation/Certificate of Formation: Confirm that each loan file contains a copy of the Articles of Incorporation establishing registration within the state of operation;

o	Certificate of Good Standing: Confirm that each borrowing entity is active in the state of registration by confirming the presence of a web print out or certification of good standing for the state is in the file;

o	Borrower Authority / Consent of Members: Confirm that the loan file contains evidence that the individual executing the loan agreements has been given signing authority on behalf of the borrowing entity.

(b)	Legal Documentation: A review of the documentation required to secure the lender’s interest in the loan and the borrower(s)’ obligations thereunder was conducted with the purpose of validating their presence in the mortgage loan file and sufficiency of execution:

o	Note/Loan Agreement/Security Instrument/Extension: Verification of the presence of the note, loan agreement or security instrument as applicable and that the agreement is properly executed by all parties. Confirm that all applicable allonges or addenda to the note are evidenced in the loan file and duly executed by all responsible parties. If the subject loan has reached or is nearing maturity confirm that an extension agreement is present and duly executed by all required parties;

o	Mortgage/Deed of Trust/Assignment of Rents: Verify that a mortgage or deed of trust is in file and is duly executed and notarized and that it contains all applicable riders including an assignment of rents;

o	Power of Attorney (“POA”): If closing docs are executed by a POA confirm that the POA complies with all applicable underwriting and legal requirements including those for timing, form, authority and execution;

o	Personal Guaranty: Verify that the requisite individual ownership percentage of a commercial entity borrower as stipulated within Client or lender underwriting guidelines has provided a personal guaranty for the loan;

o	Affidavit of Commercial Purpose/Occupancy Certification: Verify that each file contains a borrower statement verifying that the loan is for commercial purpose and that the subject property will not be owner occupied;

o	Title Policy: Confirmation that the file contains evidence of title insurance and that the title is free from material defects that could affect lien position;

o	Deed for Conveyance of Title: Confirm that the applicable Grant or Warranty Deed is evidenced in the loan file and properly conveys interest in the subject property;

o	Purchase Contract: If applicable, confirm the presence of a valid and executed Purchase and Sale Agreement along with any counter offers and modified terms of sale;

o	Settlement Statement: As applicable based on loan type and origination date, confirm the presence of a final settlement statement in the mortgage loan file.

(c)	Guidelines: The underwriting guidelines, as specified by Client, served as the criteria under which each loan qualification review took place. Qualification criteria included the following:

o	Borrower/Guarantor Eligibility: Review each borrower to ensure that they meet eligibility requirements of underwriting guidelines;

o	Assets: Validate that the mortgage loan file contains adequately qualified verification of assets to meet underwriting standards;

o	Debt-Service Coverage Ratios “DSCR”: Calculate the debt-service coverage ratio to ensure it meets minimum guideline standards;

o	Credit History: Review the borrower credit reports and any supplemental credit history documentation to verify whether the borrower met guideline requirements;

o	Credit Scores: Review each borrower/guarantor credit report to validate that the credit score used in qualification is accurate and whether it meets minimum loan qualification and underwriting standards as specified in the underwriting guidelines;

o	Occupancy: Confirm that the disclosed occupancy of the subject property is accurate and compliant with guideline requirements. Confirm that the borrower executed a commercial/business purpose affidavit and that no other documentation present in the loan suggests the subject property may be utilized for non-business purposes;

o	Loan-to-Value Ratios: Recalculate the Loan-to-Value Ratio utilizing the Purchase Contract, Property Valuations and/or Loan Agreements to determine whether initial, as-is and as-repaired “LTV” and “CLTV” meet loan qualification and underwriting guideline standards based on the calculation methods set forth in underwriting guidelines;

o	Insurance: Confirm the adequacy of hazard insurance coverage and that premiums are included in PITI calculations. If required based on flood zone, confirm the presence and adequacy of flood insurance coverage and that premiums are included in PITI calculations;

o	Compensating Factors: Review and validate any compensating factors used in the qualification of the loan and in consideration of loan level underwriting guideline exceptions;

o	Letters of Explanation: Confirm the presence of Letters of Explanation (“LOX”) where required per underwriting guidelines and that each such LOX adequately addresses the eligibility scenario under question;

o	Exception Approvals: Confirm that any exceptions to underwriting guidelines and/or investor guideline overlays were fully documented, properly approved, and supported;

o	Misrepresentation / Fraud Review: Validate that an independent third-party fraud report was obtained for each guarantor when required by underwriting guidelines and that red flags on third party fraud reports have been reviewed.

Compliance Review

Consolidated Analytics performed a “Compliance Review” to determine, as applicable, to the extent possible and subject to the caveats below, whether the loan complies with applicable regulatory requirements as noted below, each as amended, restated and/or replaced from time to time. In relation to investment property loans and cash out refinances of investment property loans, documentation provided in the loan file was reviewed to verify that cash out proceeds disbursed at the time of origination/consummation of that loan were utilized for business purposes. In the event use of proceeds cannot be validated, or are deemed to be utilized for consumer purposes, the loan was then subject to a “Compliance Review” of applicable regulatory requirements as noted below. When applicable, the Compliance Review included the following: Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations

a.	Test Loan Estimate(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
b.	Test Closing Disclosure(s) for accuracy and completeness as well as timing requirements as required by TRID Regulations
c.	Tolerance Testing
i.	Compare Loan Estimate and Closing Disclosures
ii.	Identify Tolerance Violations and applicable cost to cure
d.	Comprehensive review of Closing Disclosure to determine transaction accuracy
e.	Recalculation of APR and Finance Charge
f.	Testing of:
i.	Federal High-Cost Mortgage provisions
ii.	Federal Higher Priced Mortgage Loans provisions
iii.	Local and/or State Anti-predatory and High-Cost provisions
iv.	HOEPA Points and Fees
g.	Determine whether specified federal disclosures were provided timely based upon comparison of the application date to the dates on such disclosures
i.	Service Provider List
ii.	Home Ownership Counselling Disclosure
iii.	ARM Disclosure
h.	Compliance with QM as it relates to:
i.	APR Test
ii.	Points & Fees Test
iii.	Prepayment Penalty Test
iv.	Product Eligibility Testing
i.	Notice of Right to Cancel (Rescission) Review
i.	Confirm transaction date, expiration date, and disbursement date
ii.	Confirm document is properly executed by all required parties to the transaction
iii.	Confirm the correct Right of Rescission document was executed for the transaction type
j.	Confirm through NMLS the loan originator and originating firm's license status was active and properly disclosed on appropriate loan documents
k.	Check the Loan participants against the exclusionary list provided by Client or by the purchaser of the Loan(s)
l.	Review closing documents to ensure that the Mortgage Loan information is complete, accurate, and consistent with other documents; Confirm collateral documents have been recorded or sent for recording
m.	When applicable, the Compliance Review included verification of eligibility for applicable regulatory exemption, which, for certain loans, constituted the full scope of the Compliance Review

The Compliance Review did not include any federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated above. Furthermore, the findings reached by Consolidated Analytics are dependent upon receipt of complete and accurate data regarding the loans from loan originators and other third parties upon which Consolidated Analytics is relying in reaching such findings.

Valuation Review

Consolidated Analytics performed a “Valuation Review,” which included the following:

a.	Review original appraisal, determination that property is in "average" condition or better, or property requires cosmetic improvements (as defined by the appraiser) that do not affect habitability. Should an area of concern be identified with the condition of the property, Consolidated Analytics will alert Client.
b.	Review appraisal, determination that property is completely constructed and appraisal is on an “as is basis,” or property is identified as not completely constructed by originating appraiser.
c.	Review and determine if the appraisal report was performed on appropriate GSE forms and if the appraiser indicated in the body of the subject appraisal that the appraisal conforms to USPAP standards.
d.	Review and determine the relevance of the comparable properties and ensure that a rational and reliable value was provided and supported as of the effective date of the Origination Appraisal.
e.	Review adjustments (line item, net and gross adjustments) to ensure they are reasonable.
f.	Ensure that the appraisal conforms to the guidelines provided from the Client.
g.	Review appraisal to ensure all required documents were included.
h.	Review location map provided within the appraisal for external obsolescence.
i.	Ensure highest and best use and property zoning complies with guidelines.
j.	Confirm there are no marketability issues that affect the subject property.
k.	Ensure subject property does not suffer any functional obsolescence.
l.	Where applicable, determine if the file did not contain the appraisal or other valuation method and a review could not be performed.
m.	Additional valuation products were not required when the CU score provided was 2.5 or below or the appraisal was eligible for FHLMC Collateral Rep and Warrant Relief. In the event the CU score was greater than 2.5, or the appraisal was Not Eligible for FHLMC Collateral R&W Relief, an additional valuation product was obtained to confirm value was supported within 10% tolerance. Based on guidance from the seller, secondary valuation products may have been provided on loans that had an acceptable CU score or were Eligible for FHLMC R&W Relief.

Consolidated Analytics applied a cascade methodology to determine if the original appraised value was reasonably supported when compared to an independent third-party valuation product.

For loans reviewed in a post-close valuation review scenario (154 loans in total):

Two (2) loans had a secondary appraisal, zero (0) loans had an automated valuation model (“AVM”), and one hundred forty-one (141) loans had desktop reviews. Consolidated Analytics has independent access to the valuation products ordered by the Client.

If a loan with an AVM or desk review fell outside of a -10% tolerance, had an AVM FSD score that exceeded allowable thresholds, or was inconclusive, then an additional secondary valuation product was obtained. There were zero (0) occurrences of this.

There were zero (0) PIW loans.

Product totals may not sum due to multiple products for each loan

TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one hundred fifty-four (154) loans reviewed, sixteen (16) unique loans (10.39% by loan count) had a total of thirty-seven (37) tape discrepancies across fourteen (14) data fields. A blank or zero value on the data tape when an actual value was captured by Consolidated Analytics was not treated as a data variance.

Fields Reviewed	Discrepancy Count	Percentage
DSCR	8	21.62%
NON-QM Months Reserves	7	18.92%
Original Monthly P&I Payment	6	16.22%
T & I Payment	3	8.11%
As-Is Value	3	8.11%
DSCR	2	5.41%
Cash Disbursement Date	1	2.70%
Qualifying Value for LTV	1	2.70%
Qualifying FICO	1	2.70%
Property City	1	2.70%
Property State	1	2.70%
Escrow Indicator	1	2.70%
Origination Date	1	2.70%
Original Note Interest Rate	1	2.70%
Grand Total	37	100.00%

Summary of Results

OVERALL RESULTS SUMMARY

Final Loan Grades

Overall Loan Results:
Event Grade	Loan Count	Original Principal Balance	Percent of Review Population
Event Grade A	121	$34,494,082.00	78.57%
Event Grade B	33	$12,873,485.00	21.43%
Event Grade C	0	$0.00	0%
Event Grade D	0	$0.00	0%
Total Sample	154	$47,367,567.00	100.00%

Credit Results:
Event Grade	Loan Count	Percent of Review Population
Event Grade A	125	81.17%
Event Grade B	29	18.83%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	154	100.00%

Compliance Results (Business-purpose loans assigned a Compliance Grade of “A” were reviewed to confirm eligibility for the applicable CDFI exemption. As no additional compliance requirements were applicable, no further compliance testing was performed. The remaining 123 business-purpose loans were appropriately designated Compliance N/A)
Event Grade	Loan Count	Percent of Review Population
Event Grade A	31	100.00%
Event Grade B	0	0%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	31	100.00%

Valuation Results:
Event Grade	Loan Count	Percent of Review Population
Event Grade A	149	96.75%
Event Grade B	5	3.25%
Event Grade C	0	0%
Event Grade D	0	0%
Total Sample	154	100.00%

Exception Category Summary

The table below summarizes the individual exceptions which carried an associated “A”, “B”, “C”, or “D” level exception grade. One loan may have more than one exception. In such cases, the exception resulting in the lowest grade would drive the loan grade for that component of the review. The overall loan grade is the lowest grade for any one review scope (ex. a loan with a Compliance Grade of “B”, a Credit Grade of “A”, and a Property Grade of “A” would receive an overall Loan Grade of “B”).

Exception Type	Exception Level Grade	Exception Category	Total
Credit	A	No Credit Findings	58
		Background Check Missing or Defective	3
		Subject Property Lease - Missing or Defective	3
		Missing letter of explanation	2
		Hazard Insurance Missing or Defective	2
		Closing Protection Letter Missing or Defective	2
		Market Rent - Missing or Defective	2
		Satisfactory Chain of Title not Provided	1
		Title Insurance Coverage - Inadequate Coverage	1
		The Deed of Trust is Incomplete	1
		Insufficient Assets to Close	1
		Asset Qualification Does Not Meet Guideline Requirements	1
		Asset Documentation Missing or Defective	1
		Flood Insurance Missing or Defective	1
		Missing Background Check	1
		The Note is Incomplete	1
		Missing Lease Agreement	1
		Title Insurance Missing or Defective	1
		Credit Report Missing or Defective	1
		Excessive LTV Ratio	1
		Total Credit Grade (A) Exceptions:	85
	B	Hazard Insurance Missing or Defective	11
		Subject Property Lease - Missing or Defective	7
		Excessive LTV Ratio	5
		Minimum Credit Trade Line Requirement Not Met	4
		DSCR Restrictions	2
		Title Insurance Missing or Defective	2
		Insufficient Assets for Reserves	1
		Missing Lease Agreement	1
		Closing Disclosure/Settlement Statement Missing or Defective	1
		Background Check Missing or Defective	1
		Ineligible Property	1
		Total Credit Grade (B) Exceptions:	36
Compliance	A	No Compliance Findings	31
		Total Compliance Grade (A) Exceptions:	31
Property	A	Appraisal Review - Missing	71
		No Property Findings	30
		Hazard Insurance Missing or Defective	5
		Appraisal Missing or Defective	5
		Flood Certification/Determination - Missing	4
		Desk Review Variance > 10%	2
		Missing Market Rent	1
		Total Property Grade (A) Exceptions:	118
	B	Ineligible Property	4
		Desk Review Variance > 10%	1
		Total Property Grade (B) Exceptions:	5

Event Grade Definitions

Final Loan Grade
A	Loan meets Credit, Compliance, and Valuation Guidelines
B	The loan substantially meets published Client/Seller guidelines and/or eligibility in the validation of income, assets, or credit, is in material compliance with all applicable laws and regulations, and the value and valuation methodology is supported and substantially meets published guidelines.
C	The loan does not meet the published guidelines and/or violates one material law or regulation, and/or the value and valuation methodology is not supported or did not meet published guidelines.
D	Loan is missing documentation to perform a sufficient review.

Credit Event Grades
A	The loan meets the published guidelines without any exceptions. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
B	The loan substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding published guidelines. Employment, income, assets and occupancy are supported and justifiable. The borrower’s willingness and ability to repay the loan is documented and reasonable.
C	The loan does not substantially meet the published guidelines. There are not sufficient compensating factors that justify exceeding the published guidelines. Employment, income, assets or occupancy are not supported and justifiable. The borrower’s willingness and ability to repay the loan were not documented or are unreasonable.
D	There was not sufficient documentation to perform a review, or the credit file was not furnished.

Compliance Event Grades
A	The loan complies with all applicable laws and regulations. The legal documents accurately reflect the agreed upon loan terms and are executed by all applicable parties.
B	Nonmaterial exceptions identified but do not impact the enforceability of the mortgage loan or statute of limitations has expired on the loan. Remedy to cure or reasonably good faith effort to re-disclose was made to conform to applicable laws and regulations. All cures are fully documented by copies of the originator refund letter to the borrower, referencing the violation, canceled check, and proof of delivery.
C	The loan violates one material law or regulation. A benefit to the borrower cannot be determined. Required material disclosures are absent from the loan file, or the legal documents do not accurately reflect the loan terms agreed upon. All required applicants did not execute the documents.
D	There was not sufficient documentation to perform a review, or the required legal documents were not furnished.

Valuation Event Grades
A	Secondary value is supported within 10% of the original appraisal value. AVM used as a secondary valuation product has a value within 10% of the original appraised value and an FSD score less than or equal to .15. The appraisal was performed on an "as-is" basis and the property is complete and habitable at origination. The appraiser was appropriately licensed, and the appraisal form is compliant with Uniform Standards of Professional Appraisal Practices (USPAP), Financial Institutions Reform, Recovery and Enforcement Act of 1989 (FIRREA) and satisfies applicable legal and regulatory requirements.
B	Additional secondary valuation products were obtained to support the original appraised value within 10%. The valuation methodology substantially meets the published guidelines, but reasonable compensating factors were considered and documented for exceeding guidelines. The appraisal was performed on an "as-is" basis and the property is complete and habitable. The appraiser was appropriately licensed and used GSE approved forms.
C	The value cannot be supported within 10% of the original appraisal. The valuation methodology did not meet the published guidelines and there were not sufficient compensating factors for exceeding published guidelines. The property is in below “average” condition, or the property is not complete or requires significant repairs. The appraisal was not performed on an “as is” basis. The appraiser was not appropriately licensed, or the appraisal was not performed using USPAP and FIRREA compliant appraisal forms.
D	The appraisal is missing from the loan file or there was not sufficient valuation documentation to perform a review. AVM was used as a secondary value with a FSD > 0.15, or an AVM performed by a non-Fitch-reviewed vendor.

Page 10 of 10